GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and

Class R6 Shares of the

Goldman Sachs Mid Cap Growth Fund

(the “Fund”)

Supplement dated November 22, 2024 to the

Prospectuses and Summary Prospectuses, each dated December 29, 2023

Effective immediately, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs Mid Cap Growth Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and the “Principal Strategy” section in the Fund’s Summary Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers. Mid-cap issuers are companies with middle market capitalizations. Mid-cap issuers generally have public stock market capitalizations between $1 billion and $100 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing mid-cap issuer capitalization range at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Mid Cap Growth Fund” in the Fund’s Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in mid-cap issuers. Mid-cap issuers are companies with middle market capitalizations. Mid-cap issuers generally have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) between $1 billion and $100 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing mid-cap issuer capitalization range at the time of investment. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Fund may also invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

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